Exhibit 10.4

Amendment No. 1 to Executive Employment Agreement (“Amendment No. 1”)

Amendment No. 1 Date: October 1, 2025 (“Amendment No.1 Date”)

Name of Original Agreement: Executive Employment Agreement (the “Agreement”)

Effective Date of Original Agreement: August 29, 2025 (“Effective Date”)

Parties: Rocket Pharmaceuticals, Inc. (the “Company”) and Syed Rizvi (“Executive”)

WHEREAS, the Parties desire to amend certain terms of the Agreement by means of this Amendment No. 1.

NOW, THEREFORE, in order to accommodate the desired amendment(s), the Parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.
Amendment to the Agreement.

2.1.
Section 2(e)(i) (Sign-On Bonus) shall be amended as follows:

“(e) Sign-On Bonus. As an incentive to join the Company, the Company shall pay Executive a one-time sign-on bonus of $100,000 (the “Sign-On Bonus”), subject to the terms outlined below:

(i)
The Sign-On Bonus will be paid to Executive in two equal payments of $50,000, less all required tax withholdings and other applicable deductions, the first of which shall be paid upon the first regularly scheduled payroll date in January 2026, provided that Executive remains actively employed as of such date. The second payment shall be paid within 30 days the first anniversary of the Executive’s start date, provided that Executive remains actively employed as of such date.”

3.
Ratification of the Agreement. Except as expressly set forth in Article 2 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.
4.
Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Company and Executive have executed this Amendment No. 1 as of the date first above written.

SYED RIZVI ROCKET PHARMACEUTICALS, INC.

Syed Rizvi 10/1/2025 Martin Wilson General Counsel 10/1/2025